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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
October 26, 2017 (October 26, 2017)

HOLLY ENERGY PARTNERS, L.P. (Exact name of registrant as specified in its charter)
Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐
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Item 7.01. Regulation FD Disclosure.

On October 26, 2017, Holly Energy Partners, L.P. (the “Partnership”) issued a press release announcing the declaration of its regular quarterly distribution, which was increased to $0.6450 per unit from $0.6325 per unit for the previous quarterly distribution. A copy of the Partnership’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of the Partnership issued October 26, 2017 announcing the declaration of its regular quarterly distribution.*

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* Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P. its General Partner

By:	HOLLY LOGISTIC SERVICES, L.L.C. its General Partner

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva III
Title:	Executive Vice President and Chief Financial Officer

Date:    October 26, 2017

EXHIBIT INDEX
Exhibit Number        Exhibit Title

99.1	Press release of the Partnership issued October 26, 2017 announcing the declaration of its regular quarterly distribution.*

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* Furnished herewith.